Exhibit 10.33.2

FIRST AMENDMENT TO MODIFIED COINSURANCE AGREEMENT (SEPARATE ACCOUNT FA BUSINESS)

This FIRST AMENDMENT TO MODIFIED COINSURANCE AGREEMENT (SEPARATE ACCOUNT FA BUSINESS) (this “Amendment”), effective as of June 1, 2018 (the “Amendment Effective Date”), is made by and between VOYA INSURANCE AND ANNUITY COMPANY, an insurance company organized under the laws of the State of Iowa (the “Ceding Company”), and ATHENE ANNUITY & LIFE ASSURANCE COMPANY, a reinsurance company organized under the laws of the State of Delaware (the “Reinsurer”).

WITNESSETH:

WHEREAS, the Ceding Company and the Reinsurer are parties to that certain Modified Coinsurance Agreement (Separate Account FA Business), designated as Treaty Number DEVFAMCO - 060118 and effective as of June 1, 2018 (the “Reinsurance Agreement”);

WHEREAS, the Ceding Company and the Reinsurer desire to amend the Reinsurance Agreement as provided herein; and

WHEREAS, pursuant to Section 17.05 of the Reinsurance Agreement, the Reinsurance Agreement may be amended by a written instrument duly executed by the proper officers of both parties to the Reinsurance Agreement.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Ceding Company and the Reinsurer hereby agree as follows:

1.    Definitions. Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings ascribed to such terms in the Reinsurance Agreement.

2.    Amendment.

(a)    From and after the Amendment Effective Date, Section 1.01 of the Reinsurance Agreement is hereby amended and restated by deleting the definition of “Business Day” and replacing such definition with the following:

““Business Day” shall mean any day other than a Saturday, Sunday or any other day on which banking institutions are authorized or required by Law to close in New York, New York, Des Moines, Iowa or Hamilton, Bermuda.”

(b)    From and after the Amendment Effective Date, Section 7.01(a) of the Reinsurance Agreement is hereby amended and restated in its entirety by deleting such Section and replacing such Section with the following:

“(a)    Within three (3) Business Days following the end of each calendar week, the Ceding Company shall deliver to the Reinsurer (i) a weekly accounting report, substantially in the form set forth in Exhibit A-1, for such calendar week (a “Weekly Accounting Report”) and (ii) a year-to-date accounting report, substantially in the form set forth in Exhibit A-2, as of the end of such calendar week. The parties shall from time to time amend Exhibit A-1 and Exhibit A-2 as necessary to appropriately effectuate the terms and conditions of this Agreement and to ensure the accounting and settlements made hereunder are correctly computed.”

(c)    From and after the Amendment Effective Date, Section 7.01(b) of the Reinsurance Agreement is hereby amended and restated in its entirety by deleting such Section and replacing such Section with the following:

“(b)    Within three (3) Business Days following the end of each calendar month (each such calendar month, a “Monthly Accounting Period”), the Ceding Company shall deliver to the Reinsurer an initial monthly accounting report, substantially in the form set forth in Exhibit B-1, setting forth a preliminary report of the policyholder cash flows with respect to such calendar month. Within five (5) Business Days following the end of each Monthly Accounting Period, the Ceding Company shall deliver to the Reinsurer a full monthly accounting report, substantially in the form set forth in Exhibit B-2, which shall set forth (i) a final report of the policyholder cash flows with respect to such calendar month and (ii) certain additional information with respect to such calendar month. Any such monthly accounting report shall be a “Monthly Accounting Report.” The parties shall from time to time amend Exhibit B-1 and Exhibit B-2 as necessary to appropriately effectuate the terms and conditions of this Agreement and to ensure the accounting and settlements made hereunder are correctly computed.”

(d)    From and after the Amendment Effective Date, Section 7.01(f) of the Reinsurance Agreement is hereby amended and restated in its entirety by deleting such Section and replacing such Section with the following:

“(f)    The Ceding Company shall deliver to the Reinsurer, as of the end of such Monthly Accounting Period or the Recapture Effective Date, as applicable, (i) within five (5) Business Days following the receipt of structured credit assets and cash flows provided by the Investment Manager, or book value

Execution Version

calculations provided by the Reinsurer, following the end of each Monthly Accounting Period, a report of the assets held in the Modco Account and an investment accounting report which shall include holdings, book value roll forward and income reports, in each case, on a CUSIP level and (ii) within five (5) Business Days following the end of each Monthly Accounting Period, a report of the Existing Hedges and the effectiveness thereof in a form mutually agreed upon by the Ceding Company and the Reinsurer.”

(e)    From and after the Amendment Effective Date, Exhibit A to the Reinsurance Agreement is hereby amended and restated in its entirety by deleting such Exhibit and replacing such Exhibit with the Exhibits attached hereto as Exhibit A-1 and Exhibit A-2.

(f)    From and after the Amendment Effective Date, Exhibit B to the Reinsurance Agreement is hereby amended and restated in its entirety by deleting such Exhibit and replacing such Exhibit with the Exhibits attached hereto as Exhibit B-1 and Exhibit B-2.

(g)    From and after the Amendment Effective Date, Exhibit C to the Reinsurance Agreement is hereby amended and restated in its entirety by deleting such Exhibit and replacing such Exhibit with the Exhibit attached hereto as Exhibit C.

(h)    From and after the Amendment Effective Date, Schedule II to the Reinsurance Agreement is hereby amended and restated in its entirety by deleting such Schedule and replacing such Schedule with Schedule II attached hereto as Exhibit E.

(i)    From and after the Amendment Effective Date, Schedule III to the Reinsurance Agreement is hereby amended and restated in its entirety by deleting such Schedule and replacing such Schedule with Schedule III attached hereto as Exhibit F.

3.     Miscellaneous.

(a)    Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, covenants, agreements, conditions and other provisions of the Reinsurance Agreement shall remain in full force and effect in accordance with their respective terms and are hereby ratified or confirmed. This Amendment shall not constitute an amendment or waiver of any provision of the Reinsurance Agreement except as expressly set forth herein. Upon the execution and delivery hereof, the Reinsurance Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth as fully and with the same effect as if the amendments and supplements made hereby were originally set forth in the Reinsurance Agreement, and this Amendment and the Reinsurance Agreement shall henceforth be read, taken and construed as one and the same instrument, but such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Reinsurance Agreement. As used in the Reinsurance Agreement, the terms “this Agreement,” “herein,” “hereinafter,” “hereto,” and words of similar import shall mean and refer to, from and after the Amendment Effective Date, unless the context requires otherwise, the Reinsurance Agreement as amended by this Amendment.

(b)    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an electronic copy of an executed counterpart of a signature page to this Amendment by email or facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Amendment Effective Date.

VOYA INSURANCE AND ANNUITY COMPANY
By: /s/ Timothy W. Brown_____________________

Title: EVP and CLO__________________________

Date: 01/30/2019_____________________________

ATHENE ANNUITY & LIFE ASSURANCE COMPANY
By: /s/ Erin Kuhl____________________________

Title: Vice President and Treasurer______________

Date: 01/29/19______________________________

Signature Page to First Amendment to VIAC-AADE Modified Coinsurance Agreement (Separate Account FA Business)

EXHIBIT A-1

Form of Weekly Accounting Report

Omitted pursuant to Regulation S-K Item 601(a)(5).

EXHIBIT A-2

Form of Year-To-Date Weekly Accounting Report

Omitted pursuant to Regulation S-K Item 601(a)(5).

EXHIBIT B-1

Form of Initial Monthly Accounting Report

Omitted pursuant to Regulation S-K Item 601(a)(5).

EXHIBIT B-2

Form of Full Monthly Accounting Report

Omitted pursuant to Regulation S-K Item 601(a)(5).

EXHIBIT C

Form of Quarterly Accounting Report

Omitted pursuant to Regulation S-K Item 601(a)(5).

EXHIBIT D
SCHEDULE II
POLICY EXPENSES
The Policy Expenses with respect to each Quarterly Accounting Period shall be an amount equal to (A) plus (B) plus (C), each as defined below:
(A) solely with respect to the Payout Annuities, an amount equal to (i) eighteen (18) basis points divided by four (4) multiplied by (ii) (a) the sum of the Modco Reserves with respect to the Payout Annuities at the beginning of the applicable Quarterly Accounting Period plus the Modco Reserves with respect to the Payout Annuities at the end of the applicable Quarterly Accounting Period, divided by (b) two (2); and
(B) with respect to the Non-Payout Annuities, an amount equal to the sum of:
(i) (a) the Quota Share of $50 (provided, that a two percent (2.00%) per annum inflation factor will be added to such amount each year commencing on January 1, 2019) divided by four (4), multiplied by (b) (I) the sum of the total number of Non-Payout Annuities in force at the beginning of the applicable Quarterly Accounting Period plus the total number of Non-Payout Annuities in force at the end of the applicable Quarterly Accounting Period, divided by (II) two (2), plus
(ii) (a) three (3) basis points divided by four (4) multiplied by (b) (I) the sum of the Modco Reserves with respect to the Non-Payout Annuities at the beginning of the applicable Quarterly Accounting Period plus the Modco Reserves with respect to the Non-Payout Annuities at the end of the applicable Quarterly Accounting Period, divided by (II) two (2); and
(C) with respect to all Reinsured Policies, an amount with respect to investment accounting services equal to:
(i) from the Effective Date through February 28, 2019, (a) 4.5 basis points divided by four (4) multiplied by (b) (I) the sum of the Modco Reserves at the beginning of the applicable Quarterly Accounting Period plus the Modco Reserves at the end of the applicable Quarterly Accounting Period, divided by (II) two (2); and
(ii) after February 28, 2019, (a) 0.6 basis points divided by four (4) multiplied by (b) (I) the sum of the Modco Reserves at the beginning of the applicable Quarterly Accounting Period plus the Modco Reserves at the end of the applicable Quarterly Accounting Period, divided by (II) two (2).

EXHIBIT E

Schedule III

Schedule of Initial Premium Assets omitted pursuant to Regulation S-K Item 601(a)(5).